EXHIBIT (5)(a)(i)


                         ANNUITY INVESTORS[SERVICEMARK]
                             LIFE INSURANCE COMPANY
           PO BOX 5423, Cincinnati, Ohio 45201-5423 . (800) 789-6771

        APPLICATION FOR GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT
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1) OWNER INFORMATION
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PROPOSED CONTRACT OWNER:  ------------------------------------------------------

MAILING ADDRESS:   -------------------------------------------------------------

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BILLING CONTACT:   -------------------------------------------------------------

Telephone Number:  (   )                     Fax Number:  (  )
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MAIL BILLING STATEMENT TO (IF OTHER THAN ABOVE):        THIRD PARTY ADMINISTRATOR (IF APPLICABLE):
Name:                                                   Firm:
          ---------------------------------------                ---------------------------------------
Address:                                                Address:
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City, State Zip:                                        City, State Zip:
                 --------------------------------                        -------------------------------
                                                        Contact:
                                                                 ---------------------------------------
                                                        Telephone Number: (   )
                                                                         -------------------------------
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2) PRODUCT INFORMATION
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Please check the product chosen for your plan: [  ]  THE COMMODORE NAUTICUS [  ] THE COMMODORE NAVIGATOR
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3) PLAN INFORMATION
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Plan Name:                               Plan Number:  [   ]  [   ]   [   ]
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Tax ID Number:                           Plan Year End: Month        Day
               ------------------------                      -------    --------

Plan Type: [ ]401(a) [ ]401(k) [ ] ERISA 403(b) [ ] Non-ERISA 403(b) [ ] 457 [ ] Other (Specify)
                                                                                                -----------
Plan Administrator/Trustee:              Telephone Number: (   )
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4) AGREEMENT
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Application is hereby made for a Group Flexible Premium Deferred Annuity  Contract.  The Owner  acknowledges that Annuity Investors Life Insurance Company[REGISTERED TRADEMARK] will provide the investment vehicle for, but will not be responsible  for the  administration  of the plan. The Owner hereby agrees that the Contract shall not take effect and be in force  unless and until the first  premium is received by the  COMPANY.  The
Owner has read and understands  this entire  application.  The Owner has also received current copies of the prospectuses for the Annuity  Investors  Variable Account and Funds which correspond to the product selected in section 2 of this application.

IT IS FURTHER  UNDERSTOOD  THAT  PAYMENTS  AND VALUES  PROVIDED  UNDER EACH  CERTIFICATE,  WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

The information provided herein is true, correct, and complete to the best of my knowledge and belief.

Signed at:__________________________, this ______ day of ____________, in the year _______.
                 City, State                 Day            Month                    Year

Signture for Owner:                                         Title:
                    -------------------------------------          ------------------------

Signature of Company Representative:
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FOR HOME OFFICE USE ONLY:
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